GOODWILL	12 Months Ended
Mar. 31, 2026
Intangible Asset, Goodwill and Other [Abstract]
GOODWILL

8.	GOODWILL

	As of March 31,
	2025	2026
	US$	US$

Beginning balance	-	-
Goodwill recognized from business acquisitions	-	2,900,729
Ending balance	-	2,900,729

The goodwill recognized during the year ended March 31, 2026 arose from the business acquisitions described in Note 3. The goodwill primarily represents expected synergies, the assembled workforce and anticipated post-acquisition integration benefits.

Goodwill is not amortized but is tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that the carrying amount may be impaired. Management performed its annual impairment assessment as of March 31, 2026 and concluded that no impairment loss was recognized.